UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K/A
__________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
August 16, 2007

BELARUS CAPITAL CORP.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Colorado
(State or other jurisdiction of incorporation)

000-52249	None
(Commission File Number)	(IRS Employer Identification Number)

9595 Wilshire Blvd., Suite 900
Beverly Hills, CA 90212
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

Tel: (310) 300-3431
(ISSUER TELEPHONE NUMBER)

3755 Avocado Blvd., Suite 229, La Mesa, CA 92041
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

SECTION 1 REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 16, 2007 (the "Closing Date"), pursuant to the terms of a Share Purchase Agreement dated August 16, 2007 (the "Agreement"), Xtreme Products, Inc. ("Xtreme") will purchase 5,000,000 shares (the "Shares") of Belarus Capital Corp., a Colorado corporation (the "Company" or "Registrant"), common stock from Lauren Scott, the sole shareholder, officer and director of the Company, in a private purchase transaction. It is anticipated that immediately after the Closing Date of the Agreement, Xtreme will assign the Shares to Xtreme Products, Inc.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the terms of a Share Purchase Agreement, Xtreme will purchase 5,000,000 shares of the Company's common stock from Lauren Scott, the sole shareholder, officer and director of the Company. The total of 5,000,000 shares represents 100% of the Company's issued and outstanding common stock. On or before August 16, 2007, Xtreme will pay a total of $125,000 in cash to Lauren Scott, for her shares. Immediately after the Closing, Xtreme intends to assign all the 5,000,000 shares of the Company to Xtreme Products Inc.. Neil Roth will become the "control person" of the Company as that term is defined in the Securities Act of 1933, as amended. As part of the Acquisition and pursuant to the Share Purchase Agreement, the following changes to the Company’s directors and officers will occur on August 16, 2007 (the "Closing Date," as defined in the Agreement):

- Lauren Scott will resign as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective August 16, 2007.

- Sanford Leavitt will be appointed as a member of the Board of Directors of the Company, Chief Executive Officer and Secretary as of August 16. 2007.

- Neil Roth will be appointed as a member of the Board of Directors of the Company, President and Chief Operations Officer and Treasurer as of August 16, 2007.

- Lauren Scott will then resign as a member of the Board of Directors of the Company.

In connection with this change in control, effective August 16, 2007, the Company’s new address will be 2120 Jadeleaf Ct, Las Vegas, NV 89134. The telephone number at this location is (702) -233-4804.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Lauren Scott resigned as the Company's Director effective as of August 16,2007. The resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Lauren Scott resigned as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective August 16, 2007.

- Sanford Leavitt will be appointed as a member of the Board of Directors of the Company, Chief Executive Officer and Secretary as of August 16. 2007.

- Neil Roth will be appointed as a member of the Board of Directors of the Company, President and Chief Operations Officer and Treasurer as of August 16, 2007.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

10.1	Share Purchase Agreement dated as of August 16, 2007 between Lauren Scott and Xtreme Products, Inc.

99.1	Resignation from Lauren Scott dated August 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BELARUS CAPITAL CORP.

By:	/s/ Lauren Scott

Lauren Scott President
Dated: August 16, 2007

EXHIBIT INDEX

EXHIBIT NUMBER DESCRIPTION OF EXHIBIT

10.1	Share Purchase Agreement dated August 16, 2007, by and between Lauren Scott and Xtreme Products, Inc.

17.1	Resignation from Lauren Scott dated August 16, 2007.